FORUM FUNDS

GRISANTI BROWN VALUE FUND

SUPPLEMENT DATED FEBRUARY 26, 2009 TO THE

PROSPECTUS DATED JANUARY 28, 2009

On February 12, 2009 upon the recommendation of Grisanti Brown & Partners LLC (“Adviser”), the adviser of the Grisanti Brown Value Fund (“Fund”), the Board approved the conversion of the outstanding shares of the Fund’s Investor Class, in a tax-free exchange (“Conversion”), into shares of the Fund’s I Shares Class (“I Shares”) and the closure of the Investor Class to new investments. The Board concluded that this Conversion would be in the best interests of the Fund and its shareholders, based on, among other things, the Adviser’s representation that continued operation of the Investor Class at this time could not be done in a cost effective manner.

In order to effectuate the Conversion, on or about February 27, 2009 (“Conversion Date”), the Fund will convert the outstanding shares of the Investor Class of each then-current shareholder, without any fee, load, or charge to any shareholder, into I Shares of the Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that shareholder’s Investor Class shares, both determined as of the Conversion Date.

In anticipation of the Conversion, on or about February 27, 2009, the Trust will no longer accept purchases of, or exchanges into the Investor Class. At any time prior to the Conversion Date, shareholders may exchange their Investor Class shares for I Shares at NAV or redeem such Investor Class shares. In general, exchange and redemption are taxable events.

If you own Investor Class shares in a tax deferred account, such as an individual retirement account, 401(k) account or 403(b) account, you should consult your tax adviser to discuss the conversion and determine its tax consequences.

On February 12, 2009, in addition to the Conversion, the Board also approved a reduction in the minimum initial investment amount for I Shares from $250,000 to $1,000 and the elimination of minimum additional investment amounts for I Shares. Accordingly, the following table replaces the table on page 12 under the “Minimum Investments” subsection:

	I Shares Class
	Minimum Initial Investments	Minimum Additional Investments
Standard Accounts	$1,000	$0
Traditional and Roth IRA Accounts	$1,000	$0
Qualified Retirement, Pension or Profit Sharing Plans	$1,000	$0
Accounts with Systematic Investment Plans	$1,000	$0

For more information, please contact Atlantic Fund Administration, LLC, the Fund’s transfer agent, at (866) 775-8439 or send an e-mail to Gbvfund.ta@atlanticfundadministration.com.

FORUM FUNDS

GRISANTI BROWN VALUE FUND

SUPPLEMENT DATED FEBRUARY 26, 2009 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2009

On February 12, 2009 upon the recommendation of Grisanti Brown & Partners LLC (“Adviser”), the adviser of the Grisanti Brown Value Fund (“Fund”), the Board approved the conversion of the outstanding shares of the Fund’s Investor Class, in a tax-free exchange (“Conversion”), into shares of the Fund’s I Shares Class (“I Shares”) and the closure of the Investor Class to new investments.

In connection with the Conversion, the following sentence should be inserted after the first paragraph and then again after the last paragraph of the “Distribution Plan” subsection on page 19:

Currently, Investor Shares of the Fund are not offered for sale.

Additionally, under the table in “Other Matters” on page 31, footnote 7 should read as follows:

(7) The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. The Institutional Class was subsequently renamed the “I Shares Class.”